EXHIBIT 10.2


                              LETTER OF CREDIT AND
                               SECURITY AGREEMENT
                        SUPPLEMENT TO FACTORING AGREEMENT


         THIS SUPPLEMENT ("Supplement") made and executed this 15th day of September, 2006 by and between IRONCLAD PERFORMANCE WEAR CORPORATION ("Client") and WELLS FARGO CENTURY, INC. ("Factor").

1.       SUPPLEMENT TO AGREEMENT

         1.1 SUPPLEMENT. This Supplement shall constitute a supplement to the Factoring Agreement, entered into between Factor and Client and any other agreements documents amendments or supplements executed in connection therewith (collectively, the "Agreement".) All of the terms and conditions of the Agreement which are not inconsistent with the terms and conditions of this Supplement shall apply with full force and effect to all Transactions covered by this Supplement. This Supplement shall be deemed to be guaranteed by all guaranties and secured by all pledge and security agreements in favor of Factor and relating to indebtedness of Client to Factor, notwithstanding anything to the contrary in any such document or agreement.

2.       TRANSACTIONS

         2.1 PURCHASE GUARANTY; LETTER OF CREDIT. From time to time, upon Client's request but subject, in each instance, to Factor's approval thereof, Factor will guarantee payment by Client (i) to vendors for purchases made by Client of which Client may require for Client in the regular course of Client's business (a "Purchase Guaranty"); or (ii) to banks under letters of credit to be opened by Client in a bank designated by Factor, in Client's name and for Client's account, and any drafts or acceptances thereunder, for the purchase of merchandise required by Client in the regular course of Client's business (a "Letter of Credit"). In each such instance Client will execute a form of request for Purchase Guaranty on Factor's form or application for credit on the form of such bank requesting Factor to deliver same to the bank and to cause it to issue an irrevocable Letter of Credit in conformity with the application. Each Letter of Credit and Purchase Guaranty shall, at Factor's Option, be fully reserved against under the Factoring Agreement.

         2.2      SCOPE.   The  term   "Transaction",   whenever  used  in  this
Supplement, shall mean and include any such Letter of Credit or Purchase Guaranty which may be made or issued by Factor hereunder, or any drafts and acceptances thereunder, any air release, steamship guaranty or other indemnity issued in connection with any Letter of Credit, all merchandise which may be the subject of any such Purchase Guaranty or Letter of Credit so guaranteed and all documents and instruments of every kind relating thereto, including, without limitation, all documents of title, transport, indebtedness and payment, or evidencing any thereof.

         2.3 TERMS. Each Transaction hereunder shall be in such form and shall contain such terms, conditions and provisions as Factor, in Factor's sole discretion, may elect. Client shall, if Factor so elects in any Transaction, deposit with Client either cash or other collateral satisfactory to Factor, in such amounts as Factor, in Factor's sole discretion, may require from time to time, whether prior to any Transaction or at any time or times thereafter.

         2.4 LIMITATIONS. Notwithstanding anything to the contrary herein, the total amount of Transactions hereunder which may be outstanding at any time may be limited by Factor, in Factor's sole and absolute discretion. Nothing herein contained shall be deemed or construed to grant to Client any right, power or authority to pledge Factor's credit in any manner or to any extent whatever.

         2.5 ISSUANCE. All Letters of Credit guaranteed by Factor hereunder shall be issued in Client's name.

3.       CLIENT'S OBLIGATIONS; REPRESENTATIONS AND WARRANTIES

         3.1 PAYMENT. Client shall promptly pay, satisfy and discharge, in full, as and when due, all debts, liabilities and obligations of any kind incurred by Client in connection with each and every Transaction, including, without limitation, all fees and charges of any bank; and Client shall pay to Factor, forthwith upon demand and in full, any and all moneys which Factor may pay or be obligated to pay on, under, in connection with, or by reason of, any Transaction, including all communication expenses and attorney's fees.

         3.2 INDEMNITIES. Client shall indemnify Factor and any bank which may issue any Letter of Credit guaranteed by Factor hereunder or any air release, steamship guarantee or other indemnity and any correspondent of any such bank which may have any connection with any Transaction or any drafts or acceptances thereunder or any air release, steamship guarantee or other indemnity, and hold Factor and them harmless against any and all claims, losses, liabilities, expense, demands and causes of action which may be made, asserted, or brought against Factor, or any of them, arising on, under, in connection with, or by reason of, any Transaction.

         3.3 ADDITIONAL DOCUMENTS. Client shall, upon Factor's request, execute and deliver to Client any trust receipts which Factor may require in connection with the release to Client of any merchandise or documents and any financing statements that Factor may, from time to time, require.

         3.4 INSURANCE. Client shall cause all merchandise which may be the subject of any Transaction to be fully insured under an all risk United States dollar policy, at Client's sole cost, but for Factor's account and benefit as Factor's interest may appear, in amounts and by insurance companies satisfactory to Factor; and shall deliver to Factor forthwith proof of full payment of all premiums thereon. Upon Client's failure or refusal, for any reason, to deliver any such prepaid policies to Factor, Factor shall have the right, but not the obligation, to procure such policies and to pay the premiums thereon for Client's account; and Client shall pay to Factor, forthwith, the amount of such premiums so paid by Factor with interest thereon computed as provided in Section
8.2 hereof. Client's liability to Factor hereunder shall not be affected, impaired, released, or discharged, in whole or in part, by reason of any loss, theft, or destruction of, or depreciation or damage to, any merchandise which is not fully covered by the proceeds of insurance thereon actually received by Factor, regardless of the cause of any such loss, theft, destruction, depreciation or damage, or absence or nonreceipt of insurance proceeds and whether such nonreceipt of insurance proceeds is caused by the failure of the insurer to pay claims or otherwise.


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         3.5      IMPORTATION.  Client agrees that any necessary import,  export or other licenses or certificates for the import or handling of the Collateral (as defined in Section 5.1 hereof) will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Collateral, or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that Factor may at any time request will be promptly furnished. In this connection, Client warrants and represents that all shipments made under any such Letters of Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations.

         3.6 TAXES AND DUTIES. Client assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, law, custom or regulation of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely Client's risk, liability and responsibility.

         3.7      SOLVENCY. Client is and will continue to be solvent.

         3.8 GENUINENESS. Each Letter of Credit Client presents to Factor naming Client as beneficiary shall be genuine, correct and complete and will not have been drawn against except to the extent stated to Client in writing at the time of such presentation; and all invoices, receipts and other documents and instruments of every kind which Client presents, displays, or delivers to Factor for any purpose will be genuine, correct and complete.

4.       POWER OF ATTORNEY

         4.1 SCOPE. In connection with all Transactions, Client hereby appoints each officer of Factor's corporation as Client's attorney-in-fact, with full power and authority in each of them (i) to sign and endorse Client's name upon all Title Documents; (ii) in Client's name or Factor's, to complete any Transaction, to obtain, execute and deliver all necessary or proper documents in connection therewith and to collect the proceeds thereof; (iii) upon any default under the Agreement, or this Supplement, or in any Transaction, to cancel, rescind, terminate, modify, amend, or adjust in any other way, in whole or in part, any pending Transaction; and (iv) upon Client's refusal to do so following Factor's request, in Client's name and for Client's account, to do any and all other acts and things which may be necessary or proper in connection with this Supplement or any Transaction, or both, or to enable Factor to obtain payment of any monies owed to Factor, or for which Client may thereafter become liable to Factor, in any Transaction or otherwise hereunder. The said power and authority is coupled with an interest and shall be irrevocable until all Transactions shall have been fully consummated and all monies owed to Factor have been paid in full.

5.       SECURITY

         5.1 COLLATERAL. As collateral security for the full payment, performance and discharge of any and all of Client's debts, obligations and liabilities to Factor, whether arising under the Agreement, or hereunder, or otherwise, whether direct or indirect, liquidated or not, absolute or


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contingent,  due or not due, now existing or hereafter  arising,  Client  hereby pledges to Factor and grants to Factor a general lien upon and continuing security interest in and a right to set-off against, all now existing and hereafter arising Documents of Title, and goods and inventory, together with all credit balances, equities other property, tangible or intangible, now or hereafter existing in any of Client's accounts with Factor, including, but not limited to, Client's account with Factor hereunder and under the Agreement and all property and securities of every kind and nature which have been or at any time hereafter may be delivered to or otherwise come into Factor's possession, custody or control, as collateral security, or for safekeeping, or for any other or different purpose of any kind or which shall be in transit to Factor or set apart for Factor by anyone for Factor, in any way, by Client or for Client's account, or in which Client may have any interest, whether Factor shall accept the same for the purpose for which delivered or not, and any and all proceeds of said property and securities and every part thereof ("Collateral"); with the right to Factor, in Factor's discretion, to resort first to any part of said security and to apply any proceeds thereof to Client's Obligations in such order and amounts as Factor may elect. Recourse to security shall not be required.

         5.2 ADDITIONAL SECURITY. As further security for the payment of all of Client's debts, obligations and liabilities hereunder, Client shall, in connection with each Transaction, assign to Factor the purchase order, selling order, letter of credit in Client's favor and all other instruments which Factor may require; and all of the same shall be deemed to have been automatically assigned to Factor and shall become Factor's property immediately upon the occurrence of each Transaction and without any formal assignment thereof. All invoices, cash, checks, drafts, notes, documents, bills of lading, warehouse, shipping and dock receipts, and other title, payment, or other instruments pertaining to each Transaction (collectively, "Title Documents") and the merchandise relating thereto shall be deemed to be Factor's sole property and in furtherance thereof, Client shall instruct all suppliers, shippers, carriers, forwarders, warehouses, banks and other persons holding or receiving any of such Title Documents or merchandise to deliver the same to Factor or upon Factor's order. If any of the Title Documents shall come into Client's possession, Client shall hold same in trust for Factor and shall forthwith deliver the same to Factor in their original form. Unless Factor instructs otherwise, Client may dispose of merchandise imported by Client in connection with Transactions in the ordinary course of Client's business

         5.3 ADDITIONAL RIGHTS. Any rights, remedies, duties or obligations granted or undertaken by Client to any bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to Factor and apply in all respects to Factor and shall be in addition to any rights, remedies, duties or obligations contained herein

6.       STEAMSHIP GUARANTIES AND AIRWAY RELEASES

         6.1 GUARANTIES AND RELEASES. From time to time, merchandise purchased by Client under Letters of Credit may arrive at a designated location before receipt and availability of the Documents of Title that would permit Client to obtain possession of the merchandise. Upon Client's request but subject, in each instance, to Factor's approval thereof, Factor will cause
Factor's banks to issue air releases, steamship guarantees or other such indemnities on Client's behalf in respect of Letters of Credit opened through such banks to induce carriers to release to


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


Client shipments of merchandise without presentation of the original bills of lading or other evidence of shipment properly endorsed. Upon issuance of such air way releases, steamship guarantees or other indemnities, Client irrevocably and unconditionally waives any and all discrepancies, mistakes, defects or omissions in any of the documents presented or to be presented to Factor's banks for negotiation or acceptance in connection therewith and Client hereby agrees to indemnify Factor and hold Factor harmless from and against any and all consequences which may result from the issuance of such air releases, steamship guaranties or other indemnities. Upon issuance of an airway release, steamship guarantee or other indemnity, Factor shall have the right prior to presentation, negotiation or acceptance of documents at Factor's banks under the relative
Letters of Credit to charge to Client's account the face amount of such outstanding airway releases, steamship guarantees or indemnities.

7.       FACTOR'S RESPONSIBILITY

         7.1 LIMITATION OF LIABILITY. Factor shall not be liable or responsible, in any manner or to any extent, for any error, act or omission by Factor, or by any bank or any other party, in following Client's instructions or those contained in any Letter of Credit or Purchase Guaranty in connection with or relating to any Transaction or waivers of discrepancies issued hereunder and any drafts or acceptances under any such Transaction, or any Documents of Title, transport, payment, or indebtedness or any other instruments or documents, whether or not transferred to Factor hereunder, or the completion of execution of any Transaction; or for any loss or depreciation of, or damage to, any merchandise, Documents of Title, transport, payment, or indebtedness of any other documents or instruments, regardless of the cause of any thereof. All Transactions hereunder shall be entirely without recourse against Factor in any event.

         7.2 RELIANCE. Factor and any bank shall have the right to rely upon any oral, telecopy or other facsimile instruction or communication received from Client in connection with any proposed modifications, deviations, extensions or other actions affecting a Transaction, including, without limitation, waivers of discrepancies. Factor retains Factor's independent right to refuse any documents presented containing discrepancies despite the fact that Factor has contacted Client and Client has accepted such discrepancies.

         7.3 WAIVER OF DISCREPANCIES. Factor reserves the sole right, in Factor's sole discretion, to waive any discrepancies, defects or mistakes in any of the documents presented to Factor or Factor's banks for negotiation or acceptance

8.       FEES

         8.1 COMPENSATION. In addition to any commissions, discount, interest, charges, fees or expenses charged to Factor for Client's account by any bank, or by Factor under Schedule 1 hereto, in connection with any Transaction (all of which will be charged to Client's account and when made by the bank shall be conclusive on Client), Client shall pay to Factor, as compensation for the issuance of Purchase Guaranties or Letters of Credit by Factor hereunder and for all services which Factor may render hereunder, the following:

                  (a)      As to Letters of Credit:


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                           (i)      an issuance  (opening) charge equal to 0.25%
of the full face amount of each Letter of Credit; plus

                           (ii)     0.25% of the amount of each  increase of any
such  Letter of Credit;  plus

                           (iii)    0.25% of the full face amount of each Letter
of Credit for each 30 day period or part thereof from such date of issuance to the expiration date and 0.25% of the then outstanding face amount thereof for each 30 day extension or part thereof in excess of such expiration date,

                           (iv)     a charge  equal to not  less  than  0.25% on
each negotiation under each Letter of Credit; plus

                           (v)      an  acceptance  commission  with  respect to
each draft guaranteed by Factor in an amount equal to 0.50% each thirty (30) days on the face amount of such acceptance for the period from the date of the acceptance to the date of its maturity. The acceptance commission and bank charges in respect of each acceptance shall be payable in full on the date of the creation of such acceptance.

                  (b)      As to Purchase Guaranties:

                           (i)      an issuance  (opening) charge equal to 0.25%
of the full face amount of each Purchase Guaranty;

                           (ii)     0.25%  of  the  full-face   amount  of  each
Purchase Guaranty for each 30 day period or part thereof thereafter that such Purchase Guaranty remains open;

                           (iii)    a charge  equal to not  less  than  0.25% on
each negotiation under each Purchase Guaranty; plus.

         8.2 INTEREST. In addition to the foregoing, interest, shall be computed at a rate to be fixed as provided in the Agreement, on all funds actually paid by Factor to any bank, supplier, or other party on, under, by reason of, or in connection with any Letter of Credit or Purchase Guaranty issued by Factor hereunder or any Transaction covered thereby.

         8.3 COMMISSION. Notwithstanding the termination of the Agreement or this Supplement, Client shall pay a fee to Factor equal to the factoring commission under the Agreement on any sales that would have been created arising from inventory purchased by Client directly or indirectly with the proceeds of Letters of Credit or Purchase Guarantees opened by Factor.

         8.4 STANDARD CHARGES. Attached hereto as Schedule 1 are the standard commissions, charges, fees and expenses of our banks (including our standard processing charge per item) as of the date hereof, which Schedule may be amended from time to time upon written notice to you.


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         8.5      COSTS.  Client  shall  reimburse  Factor  for  all  reasonable out-of-pocket costs and expenses (including legal fees and disbursements) incurred by Factor in connection with the execution and delivery of this Supplement and perfection of Factor's security interest in the Collateral, or to obtain or enforce payment of any of Client's Obligations to Factor hereunder.

9.       FACTOR'S REMEDIES

         9.1 REMEDIES. In the event of any default by Client under the Agreement or hereunder, Factor shall have the right to sell, at public or private sale, all Collateral and documents relating thereto which Factor may hold as security and shall generally have all of the rights and remedies of a secured party under the Uniform Commercial Code. Factor may become the purchaser at any public sale, free of any claim or equity of redemption. Factor shall give Client reasonable notice of the time and place of any public sale thereof or of the time after which any private sale thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to Client at Client's last known address at least five days before the time of any such sale. Net proceeds of any such sale or sales, after deduction of all expenses of every kind relating thereto (including reasonable attorneys fees), shall be applied to payment of all of Client's Obligations to Client, whether arising out of this Supplement or otherwise, in such order of application as Factor may elect. Any surplus which may result shall be paid to Client or as otherwise required by law and Client shall continue liable for any deficit.

10.      MISCELLANEOUS

         10.1 TERM. The term of this Supplement shall commence on the date hereof and shall continue until the term of the Agreement ends under the provisions thereof.

         10.2 WAIVER. Client waives presentment, demand, protest, notice of nonpayment and notice of protest as to all instruments, as well as any and all other notices to which Client might otherwise be entitled. Factor's failure to enforce any right or remedy hereunder or Factor's waiver of any default hereunder shall not constitute a waiver of any such right of remedy or of any subsequent default. This Supplement shall be binding upon and inure to the benefit of Client's and Factor's respective successors and assigns

         10.3 RECAPTURE. To the extent Factor, or any beneficiary of a Transaction to whom Factor may owe an obligation receives payment on account of the Obligations herein described, which payment is thereafter set aside or required to be repaid by Factor in whole or in part, then, to the extent of any sum not finally retained by Factor or such beneficiary (regardless of whether such sum is recovered from Factor by Client, Client's estate or trustee or any party acting for, on behalf of or through Client or as Client's representative), Client's obligations to Factor shall be reinstated and the security interests created hereby shall remain in full force and effect (or be reinstated) until Client shall have made payment to Factor, which payment shall be due on demand.

         10.4 ENTIRE AGREEMENT. This Supplement contains Factor's sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, disclaimers, commitments, agreements and understandings heretofore had between Factor and


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Client with respect thereto are hereby merged herein.  This Supplement cannot be changed or terminated orally.

         10.5 GOVERNING LAW. This Supplement is executed and delivered in the State of California and shall be governed, construed and interpreted, as to validity, enforcement and in all other respects, in accordance with the law of the State of California. Termination of this Agreement shall not affect Obligations on Transactions having their inception prior thereto.

         10.6 WAIVER OF JURY TRIAL AND REFERENCE. EACH OF CLIENT AND FACTOR HEREBY AGREE THAT THIS SUPPLEMENT SHALL BE SUBJECT TO THE TERMS OF SECTIONS 9.7 AND 9.8 OF THE AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the day and year first above written.

                           WELLS FARGO CENTURY, INC.

                           By:     /s/ Martin Eckstein
                                   ------------------------------------
                           Name:   Martin Eckstein
                                   ------------------------------------
                           Title:  SVP
                                   ------------------------------------


                           IRONCLAD PERFORMANCE WEAR CORPORATION

                           By:     /s/ Thomas Walsh
                                   ------------------------------------
                           Name:   Thomas Walsh
                                   ------------------------------------
                           Title:  EVP & CFO
                                   ------------------------------------


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                            AUTHORIZED SIGNATURES OF
                      IRONCLAD PERFORMANCE WEAR CORPORATION

                                 August 31, 2006


Wells Fargo Century, Inc.
333 South Grand Avenue, Suite 4150
Los Angeles, CA  90071

Gentlemen:

The names of the persons authorized, to make, sign and deliver on behalf of this Corporation, Letters of Credit, Purchase Guaranties, amendments to Letters of Credit and amendments to Purchase Guarantees, authorize the waiver of discrepancies, and authorize the issuance of air releases and/or steamship indemnities, relative to this Corporation's Factoring Agreement, and any Supplement thereto, with Wells Fargo Century, Inc., are as follows:

                  NAME (PRINT)      SIGNATURE

PRESIDENT:        Eduard Jaeger     /s/ Eduard Jaeger
                                    --------------------------------------------
                                    (SIGNATURE)
EXECUTIVE
VICE PRESIDENT/
CHIEF FINANCIAL
OFFICCER:         Thomas Walsh      /s/ Thomas Walsh
                                    --------------------------------------------
                                    (SIGNATURE)

SECRETARY:        Thomas Kreig      /s/ Thomas Kreig
                                    --------------------------------------------
                                    (SIGNATURE)


                                    Very truly yours,

                                    IRONCLAD PERFORMANCE WEAR CORPORATION

                                    By:    /s/ Thomas Walsh
                                           -------------------------------------
                                    Name:  Thomas Walsh
                                           -------------------------------------
                                    Title: EVP & CFO
                                           -------------------------------------


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                                   SCHEDULE 1
                        IMPORT LETTER OF CREDIT AGREEMENT
                                BANK FEE SCHEDULE
                              AS OF AUGUST 31, 2006


Issuance (Opening)                  $100 Flat

Cable Notification                  $ 25 Per Page

Amendment Fee                       $ 75 Flat (1-3)
                                    $100 Flat (After 3)

Acceptance Commission               1-1/2% p.a.
                                    Minimum $125

Negotiation Commission              Refer to L/C Supplement Agreement/
                                    $100 Minimum

Processing Fee                      $100 Per Invoice Negotiated

Discrepancy Fee                     $150 Per Discrepancy

Document Against Payment            1/2% Flat
                                    $100 Minimum

Expiration Commission               1/2% Flat/
                                    $100 Minimum

Authorization to Pay/               1/2% Flat/
  Reinstatement of Expired          $100 Minimum
  Letter of Credit

Letter of Indemnity                 $100 Flat to Issue and
  (Steamship Guarantee)             $ 50 Flat for Each 30 Days
  Outstanding

Air Release                         $100 Flat


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